ITC Holdings Corp. Transaction Overview Entergy to Divest and Merge Electric Transmission Business Into ITC December 5, 2011 Exhibit 99.1

Safe Harbor Language & Legal Disclosure
This presentation contain certain statements that describe ITC Holdings Corp. (“ITC”) management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for ITC’s business, including ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever
possible, ITC has identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s annual report on Form 10-K and ITC’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors
(in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated transaction, including: (A) failure to obtain approval by the Company’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (C) the ability to obtain the required financings; (D) delays in consummating the transaction or the failure to consummate the transactions; and (E) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.
Because ITC’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-
looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, ITC undertakes no obligation to publicly update any of
ITC’s forward-looking or other statements, whether as a result of new information, future events, or otherwise.
The transaction is subject to certain conditions precedent, including regulatory approvals, approval of ITC’s shareholders and the availability of financing.
ITC cannot provide any assurance that the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated.

Safe Harbor Language & Legal Disclosure
ITC and Mid South TransCo LLC (“TransCo”) will file registration statements with the SEC registering shares of ITC common stock and TransCo common units to be issued to Entergy Corporation (“Entergy”) shareholders in connection with the proposed transactions. ITC will also file a proxy statement with the
SEC that will be sent to the shareholders of ITC. Entergy shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents, because they contain important information about ITC, TransCo and the proposed transactions. ITC’s shareholders are urged to read the proxy statement and any other relevant documents because they contain important information about ITC, TransCo and the proposed transactions. The proxy statement, prospectus and/or information statement, and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from
Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000 New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI
48377 or by calling 248-946-3000
This presentation is not a solicitation of a proxy from any security holder of ITC. However, Entergy, ITC and certain of their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entergy may be found in its 2010
Annual Report on Form 10-K filed with the SEC on February 28, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on March 24, 2011. Information about the directors and executive officers of ITC may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 23, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 21, 2011.

Transaction Overview Joseph Welch, Chairman, President & CEO

Transaction Overview

Transaction Structure
• Reverse Morris Trust - Entergy’s transmission business merges into ITC
• Prior to merger, Entergy to pursue tax free spin-off of transmission business and
ITC to effectuate a recapitalization, anticipated to be special dividend of $700 million
• 100% stock consideration
• Entergy to issue approximately $1.775 billion of debt, to be assumed by ITC
• ITC to issue approximately $700 million of unsecured debt at holdings level
ITC Shareholders
Post-Merge
• 50.1% Entergy shareholders
• 49.9% ITC shareholders
ITC Senior
Mgmt & Board
• Two new independent directors who have transmission industry knowledge and familiarity with Entergy’s region
• ITC’s management team will remain intact for combined business, supplemented with key Entergy leadership personnel from Entergy’s transmission business
Headquarters
• Regional headquarters in Jackson, MS
• Corporate headquarters in Novi, MI
Expected Closing • In 2013, subject to timing of approvals
Approval Process • Entergy retail regulatory approvals
• Federal Energy Regulatory Commission approvals
• ITC shareholder approval
• Certain other regulatory approvals

Transaction Rationale
• Attractive and natural strategic fit
– Validates independent transmission model and resulting benefits
• Strengthens ITC’s leading transmission platform in the U.S.; combined business enhanced by increased scale and reach
– Largest electric transmission company in U.S. based on net PP&E and peak load served
– Adds sizable new markets to operating and development business
– Expands geographic reach
– Enhances and diversifies meaningful growth prospects
• Provides tangible customer and stakeholder benefits
– Furthers objectives of independent transmission model:  system reliability, reduced congestion, and greater access to competitive markets
– Solid track record of capital investment and O&M programs to support system reliability
– Commitment to the communities and stakeholders served through corporate citizenship and community support
• Financially compelling
– Immediately and sustainably value accretive to ITC shareholders
– Natural extension of existing ITC business model
– Diversification of ITC capital investment profile and resulting growth portfolio
– Enhances overall credit quality, while credit metric neutral to ITC

7
Attractive & Natural Strategic Fit

• Highlights and supports the benefits and the
value of the independent model for all
constituents
• Transformational to ITC size, scale, scope
and financial strength
– Expands the ITC network across entire
middle of the country from Great Lakes to
Gulf Coast
– Effectively doubles ITC’s asset base
• Adds sizeable new markets to ITC’s operating
and development portfolio; diversifies and
enhances growth prospects through
expanded footprint
– Provides additional avenue of sustainable
long-term growth through needed
upgrades of existing Entergy system
– Accelerates growth and solidifies leading
transmission platform
– Shifts growth drivers towards predictable
base capital investment
– Diversifies growth portfolio and provides for
incremental development opportunities

8
Independent Model

Benefits of ITC independent
transmission model
Transparency
Improved
Reliability
Aligned with
Public Policy
Operational
Excellence
Improved Credit
Quality
Competitive
Markets
Reduced System
Congestion
Enhanced Generator
Interconnections

Leading Transmission Platform

• Further establishes ITC as the leading transmission platform in the U.S.
Transmission Business
Network System Peak Load 26,100 MW 28,000 MW
Service Area Seven states – including
footprint in Michigan, Iowa,
Minnesota, Illinois,
Missouri, Kansas &
Oklahoma
Four states – including
footprint in Arkansas, Texas,
Louisiana and Mississippi
Total Transmission Miles Approximately 15,100
miles
Approximately 15,700 miles
9/30/2011 Net PP&E $3.2 billion $3.1 billion
RTO Membership MISO & SPP Currently Independent
Coordinator of Transmission
with anticipated full transition
to MISO by December 2013
Full Time Equivalent
Employees
Approximately 450* Approximately 750*
* Excludes contract work force
** ITC, ETR & Pro forma ITC net PP&E as of 9/30/2011 based on GAAP, all other amounts per June 30, 2011 FERC Form 1
– Largest electric utility based on total transmission net PP&E & peak load served
Net transmission PP&E ($bn)**

Customer & Stakeholder Benefits

Furthers objectives of independent transmission model
• Including the commitment to maintain strong reliability, reduce congestion, enhance opportunities
Facilitator of competitive markets
• Building robust interconnections and related system upgrades to bring all generation to market
Culture of safety and proven safety performance
• Top safety performance of all EEI companies
Investments in the system – both capital and O&M
• Invested $2.3 billion in CAPEX and $640 million in O&M since inception to support system
Commitment to regions and communities we serve through corporate citizenship
• Ingrain company in communities and regions including supporting economic development and for interconnecting generators and foster greater access to competitive markets reliability and expansion
resulting jobs, community involvement and supporting charities

Approvals & Timeline
Entergy Retail Regulators
(APSC, LPSC, MPSC,
PUCT, CCNO)
• Change of control of transmission assets
• Authorization to incur debt in some jurisdictions
FERC • Change of control of transmission assets
• Establish new regulatory construct for new ITC subsidiaries
• Authorization for operating company financings
Hart-Scott-Rodino Act
(DOJ / FTC)
• Pre-merger notification to review potential antitrust and competition issues
IRS Private Letter Ruling • Ruling regarding tax-free treatment of the distribution of Transco Holdco
ITC Shareholders • Merger
• Amendment to ITC Articles of Incorporation to increase the number of authorized shares
• Authorization for issuance of greater than 20% of outstanding shares
* Approvals may be required in Missouri and Tennessee due to limited assets in those territories. Approval may be required in Oklahoma for ITC.

• The transaction is targeted to close in 2013, subject to receipt of the following approvals and closing conditions
•
Anticipated Approval Requirements*

Proven ITC Transaction Experience

ITC
Transmission Acquired in 2003
FERC approval required;
foundation for company
METC
Acquired in 2006
FERC approval required; signaled
ongoing support of independent model
and resulting benefits
IP&L
Acquired in 2007
FERC approval and four state
jurisdictional approvals required;
achieved all approvals in support of
independent business model and
much needed transmission investment
for acquired system

Transaction Structure & Financial Overview Cameron Bready, Executive Vice President & CFO

$1.775b of newly-issued debt will
be raised at Entergy’s
transmission business, the
proceeds from which will be
distributed to Entergy
Entergy
shareholders
Entergy
Transmission
business
Entergy will create and
distribute new Transco (“Mid
South TransCo LLC “) to
Entergy shareholders
Entergy
Mid South
TransCo
LLC
ITC
shareholders
ITC
Prior to the merger, ITC will recapitalize,
currently anticipated to be a one-time
$700mm special dividend to existing
shareholders, funded by newly-issued senior
unsecured notes at ITC Holdings
Entergy
shareholders
Entergy
Mid South
TransCo
LLC
Entergy
shareholders
ITC
shareholders
ITC
ITC Merger
Sub
Mid South TransCo LLC will subsequently merge
with ITC Merger Sub; Entergy shareholders will
receive 50.1% ownership in the combined company
Entergy
shareholders
ITC
shareholders
Entergy
ITC
Holdings
Mid South
TransCo LLC
49.9%
100%
ITC
OpCos
6 OpCos 6 OpCos
6 OpCos

Transaction Key Steps
ITC Pro Forma Structure

Pro Forma Ownership Structure 15 50.1% Entergy Shareholders 49.9% ITC Shareholders 6 OpCos Mid South TransCo LLC

Financial Highlights
• Final transaction value  determined by ITC
share price at time of closing
– Combination of ITC market capitalization,
post-recapitalization, and assumed debt
• Natural expansion of current  business
model
– Enhanced due to diversified growth
prospects from the Entergy transmission
business and footprint
– Expect to seek regulatory construct for the
Entergy operating companies similar to that
of ITC’s current regulated operating
subsidiaries
• Combination of ITC’s strengthened earnings
power is expected to result in value
accretion for ITC shareholders
– Including impacts of recapitalization

Projected Year-End Rate Base
($ amounts in billions)
$ 6.2
$ 7.1
• Strengthened and improved earnings power
due to increase and diversification of rate
base

Development
35%
Generator
Interconnections
26%
Base Capital
Plan
39%
Development
< 25%
Generator
Interconnections
< 20%
Base Capital
Plan
> 55%
ITC Pre-Merge
ITC Post-Merge
Growth Profile

• Diversification of ITC capital
investment profile and growth
portfolio
– Diversifies overall growth portfolio
– Long-term, sustainable growth
resulting from base capital
investments
– Enhanced development portfolio
and opportunities
• Combined platform better positions
company to achieve sustainable
growth
– 15 to 17% five-year EPS CAGR
remains intact
– Incremental development
opportunities expected to provide
enhanced growth potential
• 2012 EPS guidance and long-term
EPS growth rate emphasize strong
focus on achieving growth
– 2012 EPS guidance of $3.90 to
$4.05 per diluted share
*
1 *Excludes transaction-related expenses

• ITC expects to maintain its current solid investment grade credit ratings and achieve similar investment grade credit ratings for the merged entities
Prior to close, ITC to put in place a conservative and prudent financing plan
• Transaction expected to be credit metric neutral for ITC
Reaffirms strong investment grade credit metrics
Enhanced credit quality due to diversified growth platform and improved balance sheet size / increased scale
• Improved credit ratings will also strengthen credit quality for the Entergy transmission business
ITC Holdings Baa2 Stable BBB- Positive
ITCTransmission
A1 Stable A- Positive
METC A1 Stable A- Positive
ITC Midwest A1 Stable A- Positive
ITC Great Plains Baa1 Stable BBB Positive
Credit Ratings & Quality

• Capitalization of pro forma business expected to enhance the overall credit quality for pro forma
ITC due to its increased size, scale and financial resources
– Structured to preserve ITC’s existing strong credit metrics to remain consistent with current levels
• Consistent with previous plan, total near-term cash requirements to execute on capital investments for pro forma business will be supported through internal operating cash flows and new debt issuances
– New equity issuances are not anticipated to fund capital investments in the near-term
– Overall capitalization and funding plans positions company well to maintain current investment grade ratings
• ITC to maintain current dividend policy, near-term and longer-term, for pro forma business
– Continue to balance shareholder return with long-term funding requirements for growth and maintain appropriate payout ratio given capital investment requirements
Current annualized dividend of $1.41 per share, annual yield of approximately 2% and payout ratio just over 40%
Historical annual dividend increases average approximately 5%
Capitalization & Dividend Policy

Value enhancing
to stand-alone
plan
• Immediately and sustainably value
accretive to ITC shareholders
• Increased flexibility in capital
deployment and enhanced growth
portfolio
Strategically
compelling
• New system with identified need
for base capital investments
• Large footprint supports
incremental development
opportunities
• Transformational to size and scale
Maintains credit
quality
• Credit quality enhancing through
diversified rate base and increased
scale
• Credit metric neutral to stand alone
ITC
Stated M&A Philosophy

• Transaction ultimately benefits all
constituencies, through independent model and
overall best practices
– Improved reliability, reduced congestion and
greater access to competitive energy
marketplace
– Strong credit and ability to attract capital for
needed transmission investments
– Highest objectivity for transmission planning
and operations; aligns with public policy
objectives
– Maintains jobs and provides opportunities for
job creation and local economic development
– Commitment to communities and customers
that ITC serves through corporate citizenship,
and community involvement
– Value accretive to ITC shareholders, taking
into account recapitalization, and improves
position to execute on current growth plans
Transaction Closing
BENEFITS ALL STAKEHOLDERS

Transaction
Benefits